Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between April 2018 and September 2018 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon Guideline Review, Non-Owner Occupancy (“NOO”), and Servicing Review scopes detailed in Sections 5-8, on a total of seven hundred twenty-seven (727) unique mortgage loans (the “Review”). During the Review, ten (10) mortgage loans were excluded from the final securitization population reducing such population to seven hundred seventeen (717) mortgage loans. The reasons for the reduction in the mortgage loan population are as follows: seven (7) mortgage loans were dropped due to the occurrence of a delinquency, one (1) mortgage loan did not fund, one (1) mortgage loan was liquidated, and one (1) reason is unknown to AMC.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review (including Data Integrity)	Small Bal CRE	158	389	40.62%
	Investor 1-4 Fam	231	555	41.62%
Total Guideline Review		389	944	41.21%

Review	Target Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	324	324	100.00%
NOO Review		324	324	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review	Small Bal CRE >= 6 months	9	9	100.00%
	Investor 1-4 Fam >= 6 months	10	10	100.00%
Total Servicing Review		19	19	100.00%

*The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

**The Pool Population excludes mortgage loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select mortgage loans for inclusion in a sample once a number of mortgage loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, involved thirty-eight (38) potential fields for the Full

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Guideline Review and six (6) potential fields for the Non-Owner Occupancy Review. The data fields for each scope are listed below.

Guideline Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Representative FICO	10	389	2.57%	389
Contract Sales Price	5	389	1.29%	389
City	3	389	0.77%	389
Refi Purpose	3	389	0.77%	389
Note Date	1	389	0.26%	389
Next Interest Rate Change Date	1	389	0.26%	389
Original LTV	0	389	0.00%	389
Purpose	0	389	0.00%	389
Original Loan Amount	0	389	0.00%	389
# of Units	0	389	0.00%	389
Amortization Term	0	389	0.00%	389
Amortization Type	0	389	0.00%	389
First Interest Rate Change Date	0	389	0.00%	389
First Payment Change Date	0	389	0.00%	389
Index Type	0	389	0.00%	389
Interest Only	0	389	0.00%	389
Interest Rate Change Frequency	0	389	0.00%	389
Interest Rate Initial Cap	0	389	0.00%	389
Interest Rate Initial Floor	0	389	0.00%	389
Interest Rate Initial Maximum	0	389	0.00%	389
Interest Rate Life Cap	0	389	0.00%	389
Interest Rate Life Max	0	389	0.00%	389
Interest Rate Periodic Cap	0	389	0.00%	389
Investment Property Type	0	389	0.00%	389
Lien Position	0	389	0.00%	389
LTV Valuation Value	0	389	0.00%	389
Margin	0	389	0.00%	389
Maturity Date	0	389	0.00%	389
Original Interest Rate	0	389	0.00%	389
Original P&I	0	389	0.00%	389
Original Term	0	389	0.00%	389
Street	0	389	0.00%	389
Zip	0	389	0.00%	389
DCR UW VCC	0	389	0.00%	389
Prepayment Penalty Period (months)	0	389	0.00%	389
Prepayment Terms	0	389	0.00%	389
Original CLTV	0	389	0.00%	389
State	0	389	0.00%	389
Total	23	16,338	0.14%	389

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Non-Owner Occupancy Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Refi Purpose	1	214	0.47%	324
City	0	324	0.00%	324
Occupancy	0	324	0.00%	324
Purpose	0	324	0.00%	324
Street	0	324	0.00%	324
Zip	0	324	0.00%	324
Total	1	1,834	0.05%	324

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review: Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

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Each mortgage loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the mortgage loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the mortgage loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with mortgage loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final mortgage loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

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▪	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the mortgage loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 8 below. In total, for the entire original population, AMC ordered CDAs on two hundred twenty-two (229) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the mortgage loan and an additional valuation product was ordered.

In addition, the Client provided updated BPO values on eleven (11) mortgage loans.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any mortgage loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review: AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing mortgage loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing mortgage loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review: For the mortgage loans in the Guideline Review population, data points were reviewed between the data tape and the data collected by AMC. AMC compared the information contained in the Data Integrity Review to the information on the bid tape and completed a data reconciliation process with the Client.

Valuation Review: The valuation review was bi-furcated based upon the underlying property bucket, the origination valuation age, and the scope of work being performed by AMC. For mortgage loans with appraisals seasoned greater than twelve (12) months a BPO which was provided to AMC by the Client (Procedure #1). For mortgage loans with appraisals seasoned less than twelve (12) months AMC ordered a secondary valuation product starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review (Procedure #2). Additional information concerning Procedure #1 and Procedure #2 are provided below.

Procedure #1 (BPO: 11 Mortgage Loans)

•	This applied to mortgage loans being reviewed in the Guideline Review or NOO Review for residential properties. This totaled four (4) mortgage loans, two (2) in the Guideline Review and two (2) in the NOO Review.
•	This applied to mortgage loans being reviewed in the Guideline Review scope for commercial properties. This totaled seven (7) loans.

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Procedure #2 (CDA: 229 Mortgage Loans)

This applied to mortgage loans being reviewed in the Guideline Review scope for residential properties. This totaled two hundred twenty-nine (229) mortgage loans.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

AMC’s reviews resulted in three (3) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All three hundred eighty-nine (389) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 29.82% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to two hundred seventy-three (273) mortgage loans where the lender issued a guideline exception/waiver. There are a total of four hundred ninety-six (496) waived exceptions affecting those 273 mortgage loans.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	116	29.82%
B	273	70.18%
C	0	0.00%
D	0	0.00%
Total	389	100.00%

Non-Owner Occupancy Review Credit Results:

All three hundred twenty-four (324) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 97.53% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to eight (8) mortgage loans where the lender issued a guideline exception/waiver.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	316	97.53%
B	8	2.47%
C	0	0.00%
D	0	0.00%
Total	324	100.00%

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VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). For residential mortgage loans, AMC ordered secondary valuation products starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately received or ordered by AMC during the review. Within the final securitization population, AMC ordered field reviews (“CDAs”) on two hundred twenty nine (229) residential mortgage loans.

Guideline Review Valuation Results:

Three hundred eighty-six (386) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 99.23% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to three (3) mortgage loans where the lender issued a guideline exception/waiver. There are a total of three (3) waived exceptions affecting those 3 mortgage loans. The “C” grades correspond to three (3) mortgage loans with open property exceptions. One (1) is due to a desk review and field review that both returned a variance >10%; one (1) is due to a desk review that was indeterminate whose field review was not yet obtained as of the date of this document; and one (1) was due to a material discrepancy in the property between origination and current day.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	383	98.46%
B	3	0.77%
C	3	0.77%
D	0	0.00%
Total	389	100.00%

SERVICING REVIEW SUMMARY

The servicing review was conducted on nineteen (19) mortgage loans. The collection comment portion of the review contained EV1 grades for seven (7) mortgage loans and an EV2 grade for three (3) mortgage loans. The payment history portion showed that all loans were in a current status as of the date of the review; however, nine (9) loans exhibited at least one delinquency during the preceding twelve (12) month period.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, seven hundred ten (710) mortgage loans reviewed by AMC have an Overall grade of “B” or higher and 60.45% of the mortgage loans by number have an Overall grade of “A”. Three (3) mortgage loans have an Overall grade of “C”.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	431	60.45%
B	279	39.13%
C	3	0.42%
D	0	0.00%
Total	713	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Full Guideline Data Integrity:

Of the three hundred eighty-nine (389) mortgage loans reviewed, twenty-two (22) unique mortgage loans had twenty-three (23) different tape discrepancies across six (6) data fields (some mortgage loans had more than one data delta). The largest variances were found on Representative FICO. The Client agreed with audited data and updated their tape on all twenty-three (23) of these deltas.

Label	Delta(s)	Accuracy
Representative FICO	10	97.45%
Contract Sales Price	5	98.71%
Next Interest Rate Change Date	1	99.74%
Refi Purpose	3	99.23%
City	3	99.23%
Note Date	1	99.74%
Total	23	99.86%

Non-Owner Occupancy Data Integrity:

Of the three hundred twenty-four (324) mortgage loans reviewed, one (1) unique mortgage loan had one (1) tape discrepancies across one (1) data field. The Client agreed with audited data and updated their tape on the delta.

Label	Delta(s)	Accuracy
Refi Purpose	1	99.69%
Total	1	99.69%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 389 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	389	100.00%	$132,879,402	100.00%
Total	389	100.00%	$132,879,402	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	389	100.00%	$132,879,402	100.00%
Total	389	100.00%	$132,879,402	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	389	100.00%	$132,879,402	100.00%
Total	389	100.00%	$132,879,402	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	389	100.00%	$132,879,402	100.00%
Total	389	100.00%	$132,879,402	100.00%

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